ANNUAL PURCHASE AGREEMENT
                               FOR THE PURCHASE OF

                             PERFORMANCE CONTROLLERS

                             ("Purchase Agreement")

1.      DATE AND TERM

        This Purchase Agreement is made December 1, 1998, and shall apply to orders made according to this Purchase Agreement, from December 1, 1998 and shall continue valid until December 1, 2000.

2.      PARTIES

        (a)    Montgomery KONE Inc.,               (the Purchaser)

               One Montgomery Court
               Moline, Illinois, 61265 U.S.A.      (the Purchaser's primary place of business)

        (b)    Performance Control, L.L.C.,        (the Supplier)

               4220 Varsity Drive, Suite E
               Ann Arbor, Michigan 48108           (the Supplier's primary place of business)

        Orders applicable to this Purchase Agreement may be made directly by the Purchaser or any of the companies listed in Appendix 7 ("Participating Units"), or subsequently added to the list by the Parties. Any Participating Unit shall establish its own ordering procedures with the Supplier.

        The Participating Unit and the Supplier shall always communicate directly regarding any specific Order.

3.      APPLICABLE TERMS

        The General Terms and Conditions of Purchase, attached as Appendix 5 ("GTC"), shall apply and the application of any other general terms and conditions is specifically excluded.

Annual Purchase Agreement     Date:  December 1, 1998       Page 1 of 5


13.     CONTRACT DOCUMENTS

        In the event of any conflict between the provisions of this document and any Appendix to this Purchase Agreement listed below, or between any two
        Appendices, this document shall govern and the Appendices shall be interpreted in their numbered order.

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
        Appendix 1    Specification - NEMA 1       Dated  October 1, 1998
                      Specification - NEMA 12      Dated  October 1, 1998

        Appendix 2    Technical Specification
                      - "The Performance Control User's Guide"                      Dated 1998
                      - Wall Bracket mounting Instructions for Escalators        Dated 10/1/98
                      - Floor/Wall Bracket Mounting Instructions for Escalators  Dated 10/1/98
                      - Field Installation of Remote L.E.D. Indicator Light Kit  Dated 10/1/98
                      - Three Circuits to Guarantee Adequate Voltage to Motor
                           During Regenerative Power Mode                        Dated 10/1/98
                      - Drawing Numbers:     - 3134E01                           Dated 1/14/98
                                             -       DET 00, 10, 20, 30, 40, 50,
                                                     60, 70, 80, 90, 100 All
                                                     Dated 1/14/98
                                             - 05251N50.00                       Dated 7/16/98
                                             - 05251N57.00                       Dated 7/16/98
                                             - 05251N58.00                       Dated 7/16/98
                                             - 05251N59.00                       Dated 7/16/98

        Appendix 3    Testing
                      - Testing Procedures for Three Phase                       Dated 11/1/97
                      - Cold Test Procedures for Performance Controller          Dated 10/1/98
                      - Final Test Procedure for Performance Controller          Dated 10/1/98

        Appendix 4    Performance Bond - Not Required

        Appendix 5    General Terms and Conditions of the Purchase
                                                     Dated:  April 1, 1998    Pages:  12

        Appendix 6    Price List

        Appendix 7    Participating Units

        Appendix 8    Example of Purchase Order Form

        Appendix 9    Warranty

        Appendix 10   Special Conditions


14      PARTIES REPRESENTATIVES (GTC 7.2)

        For the Purchaser:         David J. Wells, Purchasing Manager, Branch Support

        For the Supplier:          Stephen L. Schulman, Managing Director

Annual Purchase Agreement     Date:  December 1, 1998       Page 4 of 5

15.     OTHER PROVISIONS

        The following additional clauses to the General Terms and Conditions may apply, as directed by the Purchase Order.

        [      Buy America Act (41 U.S.C. 10)                           ]
        [      U.S. Steel Act                                           ]
        [      Federal Acquisition Regulations                          ]
        [      Minority Business Utilization (MBE/WBE/DBE)              ]
        [      Special requirements per State and Local jurisdictions.  ]


Except as modified herein, the Purchase Agreement between the parties is hereby ratified, approved and confirmed.

An instrument in writing, signed by the parties hereto, as amended, may only further amend this Purchase Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Annual Purchase Agreement as of the day and year first above written. The parties have executed this Purchase Agreement in two identical copies, one for each party.


SIGNED: "SUPPLIER"                      SIGNED: "PURCHASER"
PERFORMANCE CONTROL, L.L.C.             MONTGOMERY KONE INC.
a Michigan limited liability company    a corporation


/s/ Stephen L. Shulman                      /s/ David J. Wells
Stephen L. Shulman                          David J. Wells
Managing Member                             Purchasing Manager, Branch Support

DATE: December 7, 1998                      DATE: 12/9/98


WITNESSES:

/s/ [illegible signature]                   /s/ Sandra L. Young


/s/ [illegible signature]                   /s/ James A. Robinson


Annual Purchase Agreement     Date:  December 1, 1998       Page 5 of 5